UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2013 (December 27, 2013)

STARBOARD RESOURCES INC
(Exact name of registrant as specified in its charter)

Delaware	000-1554970	45-2450439
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

300 E. Sonterra Blvd, Suite 1220 San Antonio, Texas	78258
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(210) 999-5400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01, Changes in Control of Registrant.

On February 24, 2014 our transfer agent cancelled certificates issued to Giddings Oil and Gas LP in the amount of 5,266,967 common stock shares, Asym Energy Fund III LP in the amount of 3,497,941 common stock shares and Hunton Oil Partners in the amount of 870,092 common stock shares. Most of these common stock shares were distributed to limited partners in these partnerships. The remainder were retained by Giddings Oil & Gas LP, Asym Energy Fund III LP and Hunton Oil Partners LP.

This resulted in a change of control of the Company.

Previously, Giddings Oil & Gas LP was the record owner of 5,266,967 common stock shares or 42.60% of our outstanding common stock. Asym Energy Fund III LP was the record owner of 3,497,941 common stock shares or 28.30% of our outstanding common stock. Hunton Oil Partners LP was the record owner of 870,092 common stock shares or 7.04% of our outstanding common stock. Collectively, these entities were record owners of 9,635,000 or 77.94% of our common stock shares.

Now, Giddings Oil & Gas LP is the record owner of 927,933 common stock shares or approximately 7.51% of our outstanding common stock. Asym Energy Fund III LP is the record owner of 540,860 common stock shares or approximately 4.38% of our outstanding common stock. Hunton Oil Partners LP is the record owner of 172,098 common stock shares or approximately 1.39% of our outstanding common stock. Collectively, these entities are record owners of 1,640,891 or approximately 13.27% of our common stock shares.
As a result of these distributions, the following new shareholders own more than 5.00% percent of our outstanding common stock individually or as a group:

SOSventures Group

●	SOSventures, LLC, Penrose Wharf, 2nd Floor, Alfred Street, Cork, Ireland - 4,060,805 common stock shares amounting to approximately 32.85% of our outstanding common stock;
●	Sean O’Sullivan Revocable Living Trust, Penrose Wharf, 2nd Floor, Alfred Street, Cork, Ireland - 532,139 common stock shares amounting to approximately 4.30% of our outstanding common stock;
●	Bradford R. Higgins, 1079 Oenoke Ridge, New Canaan, CT 06480 – 235,825 common stock shares amounting to approximately 1.91% of our outstanding common stock.

The SOSventures Group owns a combined 4,828,769 common stock shares amounting to approximately 39.06% of our outstanding common stock shares.

Others

●
Estate of William Mahoney, c/o Jon Whitcomb, Esq., Diserio Martin O’Connor & Castiglioni LLP, One Atlantic Street, Stamford, CT 06901  - 981,038 common stock shares amounting to approximately 7.94% of our outstanding common stock.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Starboard Resources, Inc.

Date: February 27, 2013	By:	/s/ Michael Pawelek
Michael Pawelek
Chief Executive Officer